UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    Form 8-K

                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 21, 2004
                                                         ----------------


                             DPAC TECHNOLOGIES CORP.
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             (Exact name of registrant as specified in its charter)

      California                     0-14843                  33-0033759
-------------------------      ------------------   ----------------------------
(State or other jurisdiction   (Commission          (I.R.S. Employer
of incorporation)              File Number)         Identification No.)

7321 Lincoln Way, Garden Grove, California                    92841
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   (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code   (714) 898-0007
                                                     --------------------------

                                 Not Applicable
                               ------------------
         (Former Name or former address, if changed, since last report)

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

            (c)      The following exhibit is included with the Report:

                     99.1 News Release dated April 21, 2004 relating to the Registrant's earnings



Item 12.    Results of Operations and Financial Condition.

         On April 21, 2004, DPAC Technologies Corp. issued a press release, which sets forth our results of operations and financial position for fourth quarter and the year ended February 29, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

         The information contained in the Report on Form 8-K is furnished pursuant to Item 12 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any of our filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         DPAC TECHNOLOGIES CORP.
                                                                    (Registrant)



Date:    April 21, 2004                    By:        /s/ William M. Stowell
                                                    ----------------------------
                                                    William M. Stowell,
                                                    Chief Financial Officer

                             DPAC TECHNOLOGIES CORP.

                                INDEX TO EXHIBITS

EXHIBIT NO.                DESCRIPTION
---------------------      ---------------------
99.1                       News Release dated April 21, 2004 relating to the
                           Registrant's earnings.